VistaGen® Therapeutics

www.vistagen.com

Nasdaq: VTGN

Summer 2020

LOOKING BEYOND CURRENT TREATMENTS FOR CNS DISEASES AND DISORDERS WITH HIGH UNMET NEED

Forward-looking Statements

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements concern our product candidates, development efforts, collaborations, intellectual property, financial condition, plans and development programs. These statements involve risks, uncertainties and assumptions, and are based on the current estimates and assumptions of the management of VistaGen Therapeutics, (Company) as of the date of this presentation and are subject to uncertainty and changes. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, those set forth in our Annual Report on Form 10-K for the year ended March 31, 2019, filed with the Securities and Exchange Commission (SEC) on June 25, 2019, as well as any updates to those risk factors filed with the SEC from time to time in our current and periodic reports on Forms 8-K and 10-Q, respectively. All statements contained in this presentation are made only as of the date of this presentation, and the Company undertakes no duty to update this information unless required by law.

COVID-19 Pandemic is Causing a Mental Health Pandemic

VistaGen® Therapeutics

The Washington Post

"A third of Americans now show signs of clinical anxiety or depression, Census Bureau finds amid coronavirus pandemic"



TIME
THE AGE OF
ANXIETY
Beyond Stress • Lessons and Treatments • You Are Not Alone

TIME

"Anti-anxiety medication prescriptions up 34 percent since coronavirus"

CNN Health

"The coronavirus pandemic is causing a mental health crisis, the UN warns"



TIME
2020
GENERATION PANDEMIC

"The Coronavirus Pandemic May Be Causing an Anxiety Pandemic"

CNBC make it

www.vistagen.com

Social Media is Damaging Mental Health

VistaGen® Therapeutics

"Why Instagram is the Worst Social Media for Mental Health"

TIME

"Association between Social Media Use and Depression among U.S. Young Adults"

NIH National Institutes of Health

"How 'Keeping Up With The Joneses' On Social Media is Damaging Everyone's Mental Health"

Forbes

"How Removing 'Likes' from Instagram Could Affect Our Mental Health"

PBS



Flickr
YAHOO! Messenger
Viber
Twitter
Snapchat
Google+
Facebook
Instagram

"Lots of Time on Social Media Linked to Anxiety, Depression in Teens"

U.S.News & WORLD REPORT

"A Rise in Depression Among Teens and Young Adults Could be Linked to Social Media Use"

npr

VistaGen® Therapeutics

The "Benzo Epidemic" is Upon Us

"Benzodiazepines: Primary Care's New Drug Problem"

PsychiatryAdvisor


Imovane 7,5 mg
Tranxène
Myolastan 50 mg
Témesta 2,5 mg
Lysanxia
Valium Roche
Rivotril 2mg
XANAX
10mg

"It's not just opioids: What doctors want you to know about benzos"

CNN health

"Use of Opioids, Benzodiazepines at Same Time is Skyrocketing."

FORTUNE

VistaGen is committed to developing and commercializing new generation medicine for large and growing anxiety, depression and neurology markets worldwide where current treatments are inadequate to meet the needs of millions of patients.

www.vistagen.com

Nasdaq: VTGN

Our CNS Pipeline

Product Candidate	Indication	Preclinical	Phase 1	Phase 2	Phase 3
PH94B Neuroactive Nasal Spray*	Social Anxiety Disorder[†1]				
	Generalized Anxiety Disorder[4]				
	Adjustment Disorder with Anxiety[3]				
	Peripartum Anxiety[4]				
	Perioperative Anxiety[4]				
	Panic Disorder[4]				
	PTSD[4]				
PH10 Neuroactive Nasal Spray*	Major Depressive Disorder[2]				
	Postpartum Depression[4]				
	Treatment-resistant Depression[4]				
	Suicidal Ideation[4]				
AV-101 (oral)*	Major Depressive Disorder[†5]				
	Neuropathic Pain[†5]				
	LID associated with Parkinson's Therapy[5]				
	Suicidal Ideation[5]				
	Epilepsy[5]				

* The commencement of all potential studies noted above with dashed arrow bars is subject to U.S. FDA regulatory approval and the availability of sufficient funding.

† FDA Fast Track designation granted

1. Successfull Phase 2 program completed; preparing for Phase 3 program
2. Successful Phase 2A program completed; preparing for Phase 2B program
3. Preparing for U.S. Phase 2A program
4. Assessing for potential Phase 2A program
5. Assessing for potential Phase 1B/2A study with probenecid

VistaGen® Therapeutics

PH94B neuroactive nasal spray

(3β)-androsta-4,16-dien-3-ol

VistaGen®
Therapeutics

Novel, fast-acting, non-systemic therapy for:

- Social Anxiety Disorder
- Adjustment Disorder with Anxiety
- Postpartum Anxiety
- PTSD
- Generalized Anxiety Disorder
- Preoperative/Pre-testing Anxiety
- Panic Disorder


H
H
H
HO



LOOKING BEYOND CURRENT TREATMENTS FOR CNS DISEASES AND DISORDERS WITH HIGH UNMET NEED

www.vistagen.com

VistaGen® Therapeutics

Social Anxiety Disorder (SAD) in the U.S.

More than Just Shyness


SOCIAL ANXIETY DISORDER:
More Than Just Shyness
Are you extremely afraid of being judged by others?
Are you very self-conscious in everyday social situations?
Do you avoid meeting new people?
If you have been feeling this way for at least six months and these feelings make it hard for you to do everyday tasks—such as talking to people at work or school—you may have a social anxiety disorder.

National Institutes of Health

One of the most prevalent mental health conditions in the U.S.

Affects as many as

20 million[1]

Americans

Anxiety and fear in everyday social and performance situations

- meeting new people
- making a work presentation
- giving a speech
- interviewing for a job
- eating/drinking in front of others

[1]Harvard Medical School, 2007. National Comorbidity Survey (NCS). (Update - 2017, August 21); Kessler, et al, US National Comorbidity Survey Replication, 2005
https://www.nimh.nih.gov/health/publications/social-anxiety-disorder-more-than-just-shyness/index.shtml

Current SAD Drug Treatments Fall Short

VistaGen® Therapeutics

FDA APPROVED

Not FDA-Approved
*** Prescribed Off-label ***

Antidepressants

- Slow onset, chronic administration
- May worsen anxiety initially
- Significant potential side effects
  - Nausea and vomiting
  - Weight gain
  - Sleepiness
  - Sexual problems
- Potential drug-drug interaction

Benzodiazepines & Beta Blockers

- Addiction risk
- Significant potential side effects
  - Nausea and vomiting
  - Blurred vision
  - Dizziness
  - Sedation
  - Confusion and cognitive impairment

There is no FDA-approved, fast-acting, as needed treatment for SAD

PH94B for Social Anxiety Disorder

VistaGen® Therapeutics

- First-in-class
- Successful Phase 2 completed; preparing for Phase 3
- Fast acting (15 minutes), exceptional safety
- Non-systemic (microgram dosing)
- Non-sedating and non-addictive
- FDA Fast Track designation; first ever granted by FDA

Potential to be the first FDA-approved, fast-acting, as needed treatment for SAD



PH94B's Mechanism of Action

- **Engages nasal chemosensory receptors, which activate neural circuits in the brain that suppress fear and anxiety**
  - Nasal chemosensory receptors activate olfactory bulb (OB) neurons in nasal passages that project to the limbic amygdala
  - Modulates activity of the limbic-hypothalamic autonomic nervous system, which is involved in the pathophysiology of SAD and multiple other anxiety and mood disorders
  - Does not require systemic uptake and distribution to produce rapid-onset anti-anxiety effects



Published PH94B Phase 2 Study – Social Interaction (n = 91)

VistaGen® Therapeutics



Visit 3 (Treatment Phase)
Subjective Units of Distress Score (SUDS)
60
55
50
45
40
35
30
Placebo
PH94B
R 1 2 0 1 2 3 4 5 (min)
Anticipation Anxiety
Performance Anxiety
Dosing
15-min
Challenge Instructions
Challenge Starts
Patient is told that will join 3 role-players for a party like conversation

PH94B Rapidly Reduced Anxiety in Response to Social Interaction Challenge

Active Group:	Placebo Group:
Mean Difference = 18.3	Mean Difference = 6.6
Standard Deviation = 17.4	Standard Deviation = 23.6
Number of Subjects = 45	Number of Subjects = 46

t = 2.67	p = 0.009	Cohen's d (Effect size) .56

Liebowitz, MR, Salman, E, Nicolini, H, Rosenthal, N, Hanover, R, Monti. L (2014). Effect of an acute intranasal aerosol dose of PH94B on social and performance anxiety in women with social anxiety disorder. *Am. J. Psychiatry* 171:675-682.

Published PH94B Phase 2 Study – Public Speaking (n = 91)


Visit 3 (Treatment Phase)
Subjective Units of Distress Score (SUDS)
80
70
60
50
40
Placebo
PH94B
R
1
2
0
1
2
3
4
5 (min)
Anticipation Anxiety
Performance Anxiety
Dosing
15-min
Challenge Instructions
Challenge Starts

Patient is told that will have to give a 5-min speech without notes to an audience of 3 role-players and has 2 min to prepare

PH94B Rapidly Reduced Anxiety in Response to Public Speaking Challenge

Active Group:	Placebo Group:
Mean Difference = 26.7	Mean Difference = 14.0
Standard Deviation = 21.6	Standard Deviation = 16.3
Number of Subjects = 45	Number of subjects = 46

t = 3.16	p = 0.002	Cohen's d (Effect Size) .72

Liebowitz, MR, Salman, E, Nicolini, H, Rosenthal, N, Hanover, R, Monti, L (2014). Effect of an acute intranasal aerosol dose of PH94B on social and performance anxiety in women with social anxiety disorder. *Am. J. Psychiatry* 171:675-682.

VistaGen® Therapeutics

PH94B Initial Phase 3 Study for Social Anxiety Disorder

Principal Investigator: Dr. Michael Liebowitz, Columbia University, New York

- Randomized, double-blind, placebo-controlled, parallel design monotherapy study
- 3.2 μg of PH94B or placebo for 4 weeks
- 15 sites in North America
- Proposed primary endpoint, change in Subjective Units of Distress Scale (SUDS) from baseline compared to placebo
- Target enrollment, n = ca. 250
- Target start, 1H 2021

Proposed Primary Endpoint: Change in SUDS from baseline compared to placebo

PH94B Commercial Opportunity – U.S. SAD Market

SUBSTANTIAL UNMET NEED

There are few novel medications in development. PH94B promotion, SAD disease education and DTC efforts will drive physician urgency to diagnose and treat.

UNIQUE MOA

While some clinicians are skeptical, most are cautiously optimistic that PH94B is not habit-forming due to its novel, differentiated MOA and non-systemic administration.


~$2.17B - $3.1B*
potential commercial opportunity for PH94B in U.S. SAD market

STRONG INTENT TO PRESCRIBE

Motivated by safety/tolerability, efficacy and as needed use, most clinicians intend to offer PH94B to a majority of their patients with SAD. Most patients are interested in trying PH94B and would be motivated to discuss with an HCP after seeing an advertisement.

EASE OF USE

Given similar efficacy, patients and clinicians will likely prefer PH94B's faster onset vs. antidepressants and may prefer a non-systemic, non-addictive, non-sedating nasal spray over an oral benzodiazepine.

*Includes Pediatric indication, peak year sales; excludes all other anxiety-related disorders; market research and commercial assessment prepared by i3 Strategy, Winter 2019

VistaGen® Therapeutics

Adjustment Disorder with Anxiety Related to COVID-19

Adjustment Disorder

- An emotional or behavioral reaction considered excessive or out of proportion to a stressful event or major life change
- Occurs within three months of the stressor
- Significantly impairs a person's social, occupational and/or other important areas of functioning


CLOSED


2020
CORONAVIRUS
FINANCIAL
PANIC



Adjustment Disorder and COVID-19

- COVID-19 pandemic has created fear, anxiety and uncertainty about health, economy, unemployment, and new social norms
- Constant changes and inconsistencies of standards and guidelines and ever-evolving knowledge of effects of COVID-19 are resulting in increased anxiety and individuals are uncertain when there will be relief
- Current anti-anxiety medicines have significant limitations and problematic side effects and safety concerns

VistaGen® Therapeutics

PH94B Phase 2 Program for Adjustment Disorder

Principal Investigator: Dr. Michael Liebowitz, Columbia University, New York

- Treatment of Adjustment Disorder with Anxiety related to the COVID-19 Pandemic

PART A

- Pilot, open-label Phase 2A single site study in NYC
- 3.2 μg of PH94B up to 4 times a day for 4 weeks
- Target enrollment, ca. n = 30
- Target start, Q4 2020/Q1 2021

Primary Endpoint: Change in Hamilton Anxiety Scale (HAM-A) from baseline

PART B

- Randomized, double-blind, placebo-controlled study
- 3.2 μg of PH94B up to 4 times a day for 4 weeks
- Multi-center, ca. 15 sites
- Target enrollment, n = 150

Primary Endpoint: Change in Hamilton Anxiety Scale (HAM-A) from baseline compared to placebo

PH94B: Additional Indications Beyond SAD & Adjustment Disorder

VistaGen® Therapeutics

- Postpartum Anxiety
- Generalized Anxiety Disorder
- Panic Disorder
- Preoperative & Pre-testing (MRI) Anxiety
- Post-Traumatic Stress Disorder

PH94B



Potential Next Steps: Phase 2A POC studies

PH10 neuroactive nasal spray

Pregn-4-en-20-yne-3-one

VistaGen®
Therapeutics

Novel, safe, fast-acting therapy for:

- Major Depressive Disorder
- Postpartum Depression
- Treatment-Resistant Depression
- Suicidal Ideation



H
O



LOOKING BEYOND CURRENT TREATMENTS FOR CNS DISEASES AND DISORDERS WITH HIGH UNMET NEED

www.vistagen.com

VistaGen® Therapeutics

Major Depressive Disorder in the U.S.

1 in 4 women | **1 in 6 men**

diagnosed with depressive disorders

1 in 8

age 12 and over takes an antidepressant[1]

LARGE ADDRESSABLE MARKET WITH HIGH UNMET NEED[2,3]

11.6M
Drug-treated patients with Major Depressive Disorder

7.3M
Inadequate response to 1st antidepressant

5.1M
Treatment-resistant after 2nd antidepressant

1. CDC – NCHS – National Center for Health Statistics, August 2017; 2. Rush AJ, et al. Am J. Psychiatry. 2006, 163(11): 1905-1917 (STAR*D Study); 3. Decision Resources 2016.

VistaGen® Therapeutics

FDA-Approved Oral MDD Treatments Fall Short

Oral Antidepressants

- **Often do not work; slow to work**
  - Initial ADT effective in 1 of 3 patients
  - May take 4 to 6 weeks or more for antidepressant effects
- **Significant potential side effects**
  - Anxiety, sexual dysfunction, insomnia, dizziness, nausea and vomiting, headache, sweating

Oral Atypical Antipsychotics

- **Often do not work**
  - Only ca. 20% of patients respond to augmentation
- **Significant potential side effects**
  - Weight gain, stomach pain, tiredness, dizziness, tardive dyskinesia, headache, nervousness, restlessness

PH10 for MDD

- First-in-class
- Successful Phase 2A completed
- Rapid-onset antidepressant effects
- Microgram dosing, non-systemic
- Well-tolerated, minimal side effects
- Preparing for U.S. Phase 2B in 2021

Potential stand-alone and adjunctive at-home therapy with fast-acting, esketamine-like antidepressant effects, without side effects and safety concerns of ketamine-based therapy

VistaGen® Therapeutics



PH10 Mechanism of Action

- **Engages nasal chemosensory receptors, which activate neural circuits in the brain leading to antidepressant effects**
  - Nasal chemosensory receptors activate olfactory bulb (OB) neurons in the nasal passages that project to the limbic amygdala
  - OB neurons stimulate neurons in the limbic amygdala that release norepinephrine and increase activity of the limbic-hypothalamic sympathetic nervous system
  - Does not require systemic uptake and distribution to produce pharmacological effects



PH10 Published Phase 2A MDD Monotherapy Study (n = 30)

VistaGen® Therapeutics


Hamilton Depression (HAM D) Score Reduction From Baseline
Reduction in HAM D from Baseline
-5.0
-7.5
-10.0
-12.5
-15.0
-17.5
Placebo
High Dose
Low Dose
(n = 30)
TxWk1
TxWk2
TxWk3
TxWk4
TxWk5
TxWk6
TxWk7
TxWk8

PH10 Dose	HAM D Score	P (PH10 vs Placebo)	Cohen's D (Effect Size)
3.2 µg (Low Dose)	16.3	.101	0.74
6.4 µg (High Dose)	17.8	.022	0.95
Placebo	10.9		

Microgram doses of PH10 neuroactive nasal spray improved MDD symptoms with rapid-onset efficacy

VistaGen Therapeutics

PH10 U.S. Phase 2B Development Plan for MDD

Principal Investigator: Dr. Michael Liebowitz, Columbia University, New York

- Randomized, double-blind, placebo-controlled, multi-center monotherapy study
- MDD patients with zero or 1 prior failure on a standard antidepressant
- Twice a day administration of PH10 (3.2 μg or 6.4 μg) or placebo for 4 weeks
- Rapid-onset potential within one week or less
- Target enrollment, n= ca. 150 patients
- Target start, 1H 2021

Primary Endpoint: Change in HAM-D-17 from baseline compared to placebo

PH10: Additional Indications Beyond MDD

VistaGen® Therapeutics

Suicidal Ideation

Postpartum Depression

PH10



Treatment-Resistant Depression

Potential Next Steps: Phase 2A studies

AV-101

L-4-chlorokynurenine

VistaGen® Therapeutics

Novel oral NMDA receptor GlyB antagonist for:

- Major Depressive Disorder
- Suicidal Ideation
- Neuropathic Pain
- Epilepsy
- Levodopa-Induced Dyskinesia associated with Parkinson's Therapy


O
NH2
OH
O
Cl
NH2



AV-101

VistaGen®
Therapeutics

- Oral prodrug of 7-Cl-KYNA
- Selective NMDA receptor glycine site antagonist
- Well-tolerated in all clinical studies to date
- No dissociative side effects or treatment-related SAEs
- Non-addictive, non-sedating
- FDA Fast Track designations in MDD and pain



AV-101's Mechanism of Action

4-Cl-KYN (prodrug) → 7-Cl-KYNA (active metabolite)


NMDA Receptor Pharmacology
K+
Extracellular side
Glutamate binding site
Glycine binding site
NR2B
(NR2A-D)
NR1
Cytoplasmic side
Na+
Ca2+
7-Cl-KYNA
(full antagonist)
Classic channel-blocking antagonists:
Ketamine
Lanicemine
Phencyclidine
L-4-chlorokynurenine
(4-Cl-KYN)
(oral delivery to CNS)
Activated
Astrocytes
7-chlorokynurenic acid
(7-Cl-KYNA)
(low adverse events expected)
AV-101
Oral Prodrug
(4-Cl-KYN)
AV-101
Active Metabolite
(7-Cl-KYNA)

AV-101 and Probenecid Synergy

Recent preclinical studies demonstrate substantial increases in rodent brain concentrations of both AV-101 (4-Cl-KYN) and 7-Cl-KYNA

VistaGen® Therapeutics

Probenecid increases AV-101 (4-Cl-KYN) brain levels by ~ 7 fold


4-Cl-Kynurenine
Concentration (nM)
600
550
500
450
400
350
300
250
200
150
100
50
0
-60 -30 0 30 60 90 120 150 180 210 240
Time in min
Vehicle + vehicle
Vehicle + Probenecid 100 mg/kg
AV-101 100 mg/kg + Vehicle
AV-101 100 mg/kg + Probenecid 100 mg/kg

• Figure 1 → Levels of 4-Cl-KYN in PFC of adult male Sprague-Dawley rats following IP administration (T=0) of AV-101 and probenecid alone or in combination (100 mg/kg, each). Data are represented as mean ± SEM. N = 4-6/group.

Probenecid increases 7-Cl-KYNA brain levels by > 35 fold


7-Cl-Kynurenic Acid
Concentration (nM)
500
450
400
350
300
250
200
150
100
50
20
15
10
5
0
-60 -30 0 30 60 90 120 150 180 210 240
Time in min
Vehicle + vehicle
Vehicle + Probenecid 100 mg/kg
AV-101 100 mg/kg + Vehicle
AV-101 100 mg/kg + Probenecid 100 mg/kg

• Figure 2 → Levels of 7-Cl-KYNA in PFC of adult male Sprague-Dawley rats following IP administration (T=0) of AV-101 and probenecid alone or in combination (100 mg/kg, each). Data are represented as mean ± SEM. N = 4-6/group.

Dickens, D., (2019, December). Drug transporters at the blood-brain barrier as targets for personalised CNS therapeutics. Speaker at British Pharmacological Society, Pharmacology 2019, Edinburgh, UK,

AV-101 with Probenecid for Multiple CNS Indications

VistaGen® Therapeutics

Major Depressive Disorder

Suicidal Ideation

Neuropathic Pain

AV-101

Levodopa-Induced Dyskinesia associated with Parkinson's Therapy

Epilepsy



Potential Next Steps: Phase 1B/2A POC studies with adjunctive probenecid

VistaGen® Therapeutics

Distinguished Clinical and Regulatory Advisors

HARVARD UNIVERSITY

Maurizio Fava, M.D.

Professor of Psychiatry, Harvard Medical School; Director, Division of Clinical Research, Massachusetts General Hospital (MGH) Research Institute; Executive Director, MGH Clinical Trials Network and Institute

Baylor College of Medicine

Sanjay Mathew, M.D.

Associate Professor of Psychiatry and Behavioral Sciences, Marjorie Bintliff Johnson and Raleigh White Johnson; Jr. Chair for Research in Psychiatry and Menninger Department of Psychiatry & Behavioral Sciences, Baylor College of Medicine

Columbia University Department of Psychiatry

MRN

Michael Liebowitz, M.D.

Professor of Clinical Psychiatry, Columbia University; Managing Director and Founder, The Medical Research Network, LLC; Director (retired), Anxiety Disorders Clinic at the New York State Psychiatric Institute

Yale University

Gerard Sanacora, Ph.D., M.D.

Professor of Psychiatry, Yale School of Medicine; Director, Yale Depression Research Program; Scientific Director, Yale-New Haven Hospital Interventional Psychiatry Service

FDA

Thomas Laughren, M.D.

Director (retired), U.S. Food and Drug Administration (FDA) Division of Psychiatry Products, Office of New Drugs, Center for Drug Evaluation and Research (CDER)

UC San Diego School of Medicine

Mark Wallace, M.D.

Professor of Clinical Anesthesiology, Chair of the Division of Pain Medicine, Medical Director and Director at the University of California, San Diego

www.vistagen.com

VistaGen® Therapeutics

Experienced Team Leading Execution



Shawn K. Singh
Chief Executive Officer
- 25 years of experience with biopharmaceutical companies, a healthcare venture capital firm and a profitable CRO
- Artemis Neuroscience; SciClone Pharmaceuticals; Cato BioVentures; Cato Research: Morrison & Foerster



Ralph Snodgrass, Ph.D.
President, Chief Scientific Officer
- 23 years of experience in senior biotechnology management
- Progenitor; Lineberger Comprehensive Cancer Center





Jerrold D. Dotson, CPA
Chief Financial Officer, Secretary
- 20 years of experience in senior management finance and administration
- Calypte Biomedical; Discovery Foods; California & Hawaiian Sugar; Clorox

Mark A. Smith, M.D., Ph.D.
Chief Medical Officer
- 20 years of large Pharma CNS drug development experience
- Teva Pharmaceuticals; Shire Pharmaceuticals; AstraZeneca Pharmaceuticals; DuPont Pharmaceutical Company; U.S. National Institute of Mental Health



Mark A. McPartland
Vice President, Corporate Development
- 20 years of experience in corporate development, capital markets and management consulting
- Stellar Biotechnologies; MZ Group; Hayden Communications: Alliance Advisors

www.vistagen.com

VistaGen® Therapeutics

3 Differentiated, Clinical-Stage CNS Drug Candidates

- Novel mechanisms of action
- Rapid-onset potential
- Exceptional safety profiles
- Multiple large global markets

VistaGen®
Therapeutics

LOOKING BEYOND CURRENT TREATMENTS FOR
ANXIETY, DEPRESSION AND OTHER
CNS DISEASES AND DISORDERS
WITH HIGH UNMET NEED

www.vistagen.com

Nasdaq: VTGN